UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

UNITED AIRLINES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 22, 2022, the Compensation Committee of the board of directors (the "Board") of United Airlines Holdings, Inc. (the "Company"), the parent company of United Airlines, Inc. ("United"), approved performance-based incentive awards ("Transformation Awards").
The Transformation Awards provide an incentive opportunity of 50% to 150% of the target opportunity (or 0%-150% with respect to J. Scott Kirby, the Company’s Chief Executive Officer) based on the achievement of a pre-established human capital performance goal during the period January 1, 2023 through June 30, 2025 (the "Performance Period"), with a service-based vesting condition over a three year period beginning September 22, 2022 and ending September 22, 2025. For recipients other than Mr. Kirby, the Transformation Award vests 25% of the target opportunity on each of September 22, 2023 and September 22, 2024, subject to the recipient’s continued employment with United through the applicable interim vesting date. For Mr. Kirby, his Transformation Award does not include interim vesting dates and his entire Transformation Award opportunity vests on September 22, 2025 based on performance achieved through the end of the Performance Period. Following September 22, 2025, recipients will receive the portion of their target opportunity earned based on the achievement of the underlying performance goal, reduced by the amounts received on the interim vesting dates, if any. The Transformation Awards provide for pro-rata vesting in the event of certain qualifying terminations of employment. The Transformation Awards are subject to compliance with the Company's agreements with the U.S. Department of the Treasury under the CARES Act.
The target opportunities for the Transformation Awards granted to the Company’s named executive officers are as follows: J. Scott Kirby, Chief Executive Officer - $3,000,000 and 58,055 Performance-Based restricted stock units (“RSUs”); Brett J. Hart, President - $3,500,000; Gerald Laderman, EVP and Chief Financial Officer - $1,500,000; Linda Jojo, EVP and Chief Customer Officer - $2,000,000; and Andrew Nocella, EVP and Chief Commercial Officer - $2,000,000. The RSU portion of Mr. Kirby’s Transformation Award will be settled in shares of the Company’s Common Stock upon vesting. The remainder of Mr. Kirby’s total Transformation Award opportunity and all of the Transformation Award to each of the other executives was granted in the form of a cash performance incentive award.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 22, 2022, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the "DGCL") and a periodic review of the Company's bylaws, the Board adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the "Amended and Restated Bylaws"), effective immediately. The Amended and Restated Bylaws, among other things:
•Clarify that the Board may postpone, reschedule or cancel any annual meeting of stockholders and any special meeting of stockholders other than a Stockholder Requested Special Meeting (as defined in the Amended and Restated Bylaws);
•Enhance procedural mechanics in connection with Stockholder Requested Special Meetings;
•Provide that stockholders may waive notice of any stockholder meeting;
•Clarify the powers of the chairperson of stockholder meetings and authorize such chairperson to adjourn stockholder meetings, whether or not a quorum is present;
•Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL;
•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) at stockholder meetings, including without limitation, by:
◦Requiring that any proposed nominee agree to tender his or her resignation from the Board if (i) the Board or any Board committee determines that such proposed nominee at any time failed to comply in all material respects with the proposed nominee’s agreement provided in the nomination notice (pertaining to matters such as the proposed nominee’s voting commitments, compliance with Company policies and communications with the Company and its stockholders), (ii) the Board provides such proposed nominee notice of such determination and (iii) if such failure may be cured, such proposed nominee fails to cure such failure within ten business days after delivery of such notice;

◦Requiring additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders; and
◦Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any reasonable request therefor from the Board or any Board committee;
•Address matters relating to Rule 14a-19 under the Exchange Act (the "Universal Proxy Rules") (e.g., providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements, requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting, etc.);
•Provide that Board and Board committee special meetings may be held with less than 24 hours’ notice if the person(s) calling the meeting deem it necessary or appropriate under the circumstances;
•Clarify director and officer resignation procedures;
•Provide that only directors may fill vacancies on the Board (other than as set forth in the charter);
•Provide for a Lead Director position, clarify that the Chairperson of the Board is a non-officer position and eliminate the Vice Chairman provisions;
•Add an exclusive forum provision;
•Add an emergency bylaw provision to provide clarity and authority to directors and certain officers during an emergency situation that would otherwise prevent a quorum of the Board or a Board committee from being achieved; and
•Make various other updates, including ministerial and conforming changes and changes in furtherance of gender neutrality.
The foregoing summary of, and the description of the revisions to, the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K, and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of United Airlines Holdings, Inc., effective as of September 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.

By:	/s/ Robert S. Rivkin
Name:	Robert S. Rivkin
Title:	Senior Vice President and Chief Legal Officer

Date: September 23, 2022

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